UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _________________
FORM 8-K/A
(Amendment No.1)
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 12, 2016
___________________
Matrix Service Company
(Exact Name of Registrant as Specified in Its Charter)
___________________
DELAWARE
(State or Other Jurisdiction of Incorporation)

001-15461	73-1352174
(Commission File Number)	(IRS Employer Identification No.)

5100 E Skelly Dr., Suite 500, Tulsa, OK	74135
(Address of Principal Executive Offices)	(Zip Code)
918-838-8822
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On December 16, 2016, Matrix Service Company (the “Company”), filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "Initial Report"), reporting the completion of the acquisition of all of the issued and outstanding membership interests in Houston Interests, LLC ("Houston Interests").
This Current Report on Form 8-K/A amends Item 9.01 of the Initial Report to present certain financial statements of Houston Interests and to present certain unaudited pro forma financial statements of the Company in connection with the Company's acquisition of Houston Interests, which financial statements and unaudited pro forma financial information are filed as exhibits hereto. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Houston Interests acquisition.

Item 9.01.	Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited consolidated balance sheet of Houston Interests as of December 31, 2015, the audited consolidated statements of income, equity, and cash flows for the year ended December 31, 2015 and the related notes to the financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.
In addition, the unaudited consolidated balance sheet of Houston Interests as of September 30, 2016, audited balance sheet of as of December 31, 2015, the unaudited consolidated statements of income, equity, and cash flows for the nine months ended September 30, 2016 and 2015 and the related notes to the financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2016 and the unaudited pro forma condensed combined statements of income for the three months ended September 30, 2016 and for the year ended June 30, 2016, which have been prepared to give effect to the acquisition of Houston Interests, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference. The pro forma financial statements are presented for informational purposes only and do not purport to represent what the Company's results of operations or financial position would have been had the transaction reflected occurred on the dates indicated or to project the Company's financial position as of any future date or the Company's results of operations for any future period.
(d) Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description
2.1
Membership Interest Purchase Agreement dated as of December 12, 2016 among Matrix PDM Engineering, Inc., as purchaser, the C. Douglas Houston Revocable Trust U/T/A dated November 21, 2016, as seller, and C. Douglas Houston, as seller representative (Exhibit 2 to the Company's Current Report on Form 8-K filed December 16, 2016 (File No. 001-15461), is hereby incorporated by reference).

23	Consent of Eide Bailly LLP.
99.1
Houston Interests' audited consolidated balance sheet as of December 31, 2015, audited consolidated statements of income, equity, and cash flows and the related footnotes for the year ended December 31, 2015.

99.2
Houston Interests' unaudited consolidated balance sheet as of September 30, 2016, audited balance sheet of as of December 31, 2015, unaudited consolidated statements of income, equity, and cash flows for the nine months ended September 30, 2016 and 2015 and the related footnotes.

99.3
Matrix Service Company unaudited pro forma condensed combined balance sheet as of September 30, 2016 and the unaudited pro forma condensed combined statements of income for the three months ended September 30, 2016 and for the year ended June 30, 2016, giving effect to the acquisition.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: February 27, 2017	By:	/s/ Kevin S. Cavanah

Kevin S. Cavanah
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Membership Interest Purchase Agreement dated as of December 12, 2016 among Matrix PDM Engineering, Inc., as purchaser, the C. Douglas Houston Revocable Trust U/T/A dated November 21, 2016, as seller, and C. Douglas Houston, as seller representative (Exhibit 2 to the Company's Current Report on Form 8-K filed December 16, 2016 (File No. 001-15461), is hereby incorporated by reference).

23	Consent of Eide Bailly LLP.
99.1
Houston Interests' audited consolidated balance sheet as of December 31, 2015, audited consolidated statements of income, equity, and cash flows and the related footnotes for the year ended December 31, 2015.

99.2
Houston Interests' unaudited consolidated balance sheet as of September 30, 2016, audited balance sheet of as of December 31, 2015, unaudited consolidated statements of income, equity, and cash flows for the nine months ended September 30, 2016 and 2015 and the related footnotes.

99.3
Matrix Service Company unaudited pro forma condensed combined balance sheet as of September 30, 2016 and the unaudited pro forma condensed combined statements of income for the three months ended September 30, 2016 and for the year ended June 30, 2016, giving effect to the acquisition.